Exhibit 99.1

Victorville Treasure Holdings, LLC

DBA Holiday Inn Victorville

1

Report of Independent Registered Public Accounting Firm

To the Board of Directors and

Members of Victorville Treasure Holdings, LLC DBA Holiday Inn

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Victorville Treasure Holdings, LLC DBA Holiday Inn (the “Company”) as of December 31, 2024 and 2023, and the related statements of operations, Members’ deficit, and cash flows for the years ended December 31, 2024 and 2023, and the related notes (collectively referred to as the financial statements).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the period ended December 31, 2024 and 2023, in conformity with accounting principles generally accepted in the United States of America.

Empasis of a Matter - Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred net losses and has an accumulated deficit. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the board of directors and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate. We did not identify any critical audit matters during the current period audit.

We have served as the Company’s auditor since 2025

Diamond Bar, California

February 3, 2026

2

Victorville Treasure Holdings, LLC

DBA Holiday Inn Victorville

Balance Sheets

	December 31, 2024	December 31, 2023

Assets
Current Assets
Cash	$60,017	$70,689
Accounts receivable	78,907	64,529
Inventory	35,112	26,121
Prepaids and other	113,044	108,585
Total Current Assets	287,080	269,924

Property and equipment - net	4,358,834	4,451,346

Total Assets	$4,645,914	$4,721,270

Liabilities and Members’ Deficit

Current Liabilities
Accounts payable and accrued liabilities	$1,549,716	$1,468,718
Mortgage note payable	327,994	242,437
Total Current Liabilities	1,877,710	1,711,155

Long Term Liabilities
Mortgage note payable	9,319,027	9,647,021
Total Long Term Liabilities	9,319,027	9,647,021

Total Liabilities	11,196,737	11,358,176

Members’ Deficit	(6,550,823)	(6,636,906)

Total Liabilities and Members’ Deficit	$4,645,914	$4,721,270

The accompanying notes are an integral part of these financial statements

3

Victorville Treasure Holdings, LLC

DBA Holiday Inn Victorville

Statements of Operations

	For the Years Ended December 31,
	2024	2023

Revenues	$4,194,494	$4,445,062

Costs and expenses
Cost of revenues	1,357,395	1,355,154
General and administrative expenses	3,367,773	3,355,691
Total costs and expenses	4,725,168	4,710,845

Income from operations	(530,674)	(265,783)

Other income (expense)
Interest income	1,127	-
Interest expense	(484,450)	(530,536)
Total other income (expense) - net	(483,323)	(530,536)

Net income (loss)	$(1,013,997)	$(796,319)

The accompanying notes are an integral part of these financial statements

4

Victorville Treasure Holdings, LLC

DBA Holiday Inn Victorville

Statement of Changes in Members’ Deficit

For the Years Ended December 31, 2024 and 2023

Members’
Deficit

December 31, 2022	$(5,927,347)

Contributions	2,217,339

Distributions	(2,130,579)

Net income	(796,319)

December 31, 2023	(6,636,906)

Contributions	4,125,266

Distributions	(3,025,186)

Net loss	(1,013,997)

December 31, 2024	$(6,550,823)

5

Victorville Treasure Holdings, LLC

DBA Holiday Inn Victorville

Statements of Cash Flows

	For the Years Ended December 31,
	2024	2023

Operating activities
Net loss	$(1,013,997)	$(796,319)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation	185,800	173,981
Changes in operating assets and liabilities
(Increase) decrease in
Accounts receivable	(14,378)	932
Inventory	(8,991)	5,185
Prepaids and other	(4,459)	(7,977)
Increase (decrease) in
Accounts payable and accrued liabilities	80,998	316,434
Net cash used in operating activities	(775,027)	(307,764)

Investing activities
Cash paid for building improvements	(93,288)	(124,526)
Net cash used in investing activities	(93,288)	(124,526)

Financing activities
Repayments on mortgage note payable	(242,437)	(198,482)
Contributions	4,125,266	2,217,339
Distributions	(3,025,186)	(2,130,579)
Net cash used in financing activities	857,643	(111,722)

Net decrease in cash	(10,672)	(544,012)

Cash - beginning of year	70,689	614,701

Cash - end of year	$60,017	$70,689

Supplemental disclosure of cash flow information
Cash paid for interest	$484,450	$530,536
Cash paid for income tax	$-	$-

The accompanying notes are an integral part of these financial statements

6

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Note 1 - Organization and Nature of Operations

Organization and Nature of Operations

Victorville Treasure Holdings, LLC DBA Holiday Inn (“Victorville,” “VV,” “we,” “our,” or the “Company”), a California limited liability company formed in 2014, owns and operates the Holiday Inn – Victorville. The hotel, located at 15494 Palmdale Road in Victorville, California, consists of 155 guest rooms and provides full-service lodging accommodations and amenities to business and leisure travelers (the “Property”).

Acquisition by Nightfood Holdings, Inc.

On August 27, 2025, the Company was acquired by Nightfood Holdings, Inc. through a share exchange agreement under which Nightfood Holdings obtained 100% of the Company’s issued and outstanding equity interests. In exchange, the Company’s equity holders received 216,667 shares of Nightfood Holdings’ Series C Convertible Preferred Stock, valued at $39,000,060. The agreement also provides for additional contingent consideration of up to 41,667 shares of Series C Convertible Preferred Stock, with a potential value of $7,125,000.

Based on the as-converted value of the underlying common shares as of the acquisition date, the total estimated fair value of the consideration was $46,125,000.

Following the completion of the transaction, Victorville became a wholly owned subsidiary of Nightfood Holdings, Inc. The purchase price allocation and the related accounting for the acquisition will be prepared and reported by Nightfood Holdings, Inc. within its consolidated financial statements.

Additional details regarding the acquisition are provided in the Form 8-K filed with the U.S. Securities and Exchange Commission on September 3, 2025.

Financial Statement Filing Requirements

These financial statements are being presented in accordance with the requirements of Rule 3-05 of Regulation S-X, as they are included to satisfy the SEC’s financial reporting requirements applicable to significant business acquisitions. Accordingly, the accompanying financial statements represent the historical financial information of the Company prior to its acquisition by Nightfood Holdings, Inc.

7

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

The Company’s operations are organized as follows:

Hospitality Operations

The Company owns the underlying real estate, buildings and improvements, equipment, and hotel operating assets necessary to conduct operations at the Property. The Company is responsible for funding working capital requirements, maintaining the physical condition of the Property, and ensuring that hotel operations comply with applicable brand standards, regulatory requirements, and contractual obligations.

Franchise Agreement

The Property is operated under a long-term franchise agreement with Hilton, granting the Company the right to operate the hotel under the Hilton Garden Inn brand. The agreement provides access to Hilton’s trademarks, reservation systems, marketing programs, and brand-standard operating procedures. In exchange, the Company pays various franchise-related fees, including:

●	Royalty fees based on a percentage of room revenue;
●	Marketing, loyalty program, and reservation assessments supporting brand-wide advertising and distribution systems; and
●	System fees associated with required technology platforms and brand programs.

The franchise agreement requires the Company to comply with Hilton’s operating standards, brand specifications, and property improvement plan (“PIP”) obligations. Transfers, encumbrances, or material modifications of the franchised hotel generally require the franchisor’s prior written consent.

The Company is currently in compliance with terms of its franchise agreement.

Hotel Management

In accordance with the franchise agreement, the Company has engaged a third-party hotel management company to oversee day-to-day operations of the Property. The management company is responsible for staffing, operating, and administering the hotel in compliance with Hilton’s brand standards. The Company retains responsibility for capital expenditures, compliance with franchisor requirements, and oversight of the Property’s financial and operational performance.

8

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Operating Status

The Property operates as a fully functional hotel and generates recurring revenues through lodging, food and beverage services, and other ancillary hospitality offerings. The Company continues to maintain and invest in the Property to support operating performance and ongoing compliance with brand standards.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial statements (“U.S. GAAP”).

Liquidity and Going Concern

As reflected in the accompanying financial statements, for the year ended December 31, 2024, the Company had:

●	Net loss of $1,013,997; and
●	Net cash used in operations was $775,027

Additionally, at December 31, 2024, the Company had:

●	Members’ deficit of $6,550,823
●	Working capital deficit of $1,590,630; and
●	Cash on hand of $60,017

The Company generates revenue from the operation of VV; however, current levels of operating cash flows are not sufficient to fully support ongoing operating costs, required property maintenance, franchise obligations, and debt service. While the Property is an established, revenue-generating hotel, its operating performance for the periods presented has not produced positive cash flow adequate to meet the Company’s liquidity needs.

The Company has historically relied on a combination of hotel operating revenues and financing from its members and lenders to fund operations and capital requirements. Future liquidity will depend on the Property’s operating performance, the availability of additional financing, and the timing and magnitude of capital expenditures required to maintain franchise standards.

9

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Liquidity Outlook

Based on current operating results, obligations coming due, and projected cash usage, management believes that the Company’s existing cash resources are not sufficient to fund operations for the twelve months following the issuance of these financial statements without obtaining additional financial support.

There is no assurance that such financing will be available on commercially reasonable terms or in sufficient amounts, and the Company’s ability to meet its obligations as they become due will depend on securing additional capital or improving operating performance beyond currently anticipated levels.

Going Concern

The recurring operating losses, negative operating cash flows, members’ deficit, working capital deficit, and limited cash resources raise substantial doubt about the Company’s ability to continue as a going concern for at least one year after the date these financial statements are issued.

The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty and have been prepared on the basis that the Company will continue as a going concern and realize its assets and discharge its liabilities in the ordinary course of business.

Management’s strategic plans to address these matters include the following:

●	Continuing efforts to improve hotel operating performance through revenue management initiatives and cost controls;
●	Evaluating opportunities to refinance existing indebtedness or obtain supplemental financing;
●	Seeking additional capital contributions from members, as needed; and
●	Managing capital expenditures to align with available liquidity while maintaining compliance with franchise standards.

There can be no assurance that these plans will be successful. Failure to obtain additional financing or achieve improved operating performance may require the Company to modify operations, delay capital projects, or consider other strategic alternatives.

10

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Note 2 - Summary of Significant Accounting Policies

Business Segments and Expense Disclosure

The Company follows ASC 280, Segment Reporting, which requires entities to report financial information based on the way management organizes and evaluates operations.

The Company owns and operates a single hotel property - VV, and its activities consist solely of providing lodging and related guest services. The Company’s Chief Executive Officer serves as the Chief Operating Decision Maker (“CODM”) and reviews financial information at the entity level for purposes of assessing performance and allocating resources. The CODM is not provided with, nor does he review, discrete financial information for multiple components of the business.

Accordingly, management has determined that the Company operates as one reportable operating segment: Hotel Operations.

Because the Company has a single operating segment, no additional disaggregated segment information is required under ASC 280. The measure of segment profit or loss used by the CODM is the Company’s operating income (loss), which is presented in the accompanying statements of operations.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the reporting date, and the recognition of revenues and expenses during the reporting period. Actual results may differ from those estimates, and such differences may be material.

Estimates and assumptions are evaluated on an ongoing basis and are based on historical experience, current economic conditions, industry trends, and other relevant quantitative and qualitative factors. Changes in estimates are recorded in the period in which they become known and are accounted for prospectively.

11

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Significant estimates for the years ended December 31, 2024 and 2023, respectively, include:

●	Impairment evaluation of long-lived assets; and
●	Estimated useful lives of property and equipment.

Risks and Uncertainties

The Company operates a single hotel property and is subject to various risks and uncertainties that may affect its financial condition, results of operations, and cash flows. In accordance with ASC 275, Risks and Uncertainties, factors that may impact the Company’s operating performance include:

●	Hospitality Industry Cycles: Changes in business and leisure travel patterns, seasonality, and local economic conditions may affect occupancy levels and room rates.
●	Macroeconomic Conditions: Inflation, labor cost pressures, rising interest rates, and changes in consumer spending may impact revenues and operating costs.
●	Operating Costs: Fluctuations in the cost and availability of labor, utilities, food and beverage products, and other hotel operating supplies may influence margins.
●	Competition and Market Dynamics: Competitive room pricing, new hotel supply, and changes in local market demand may affect the Property’s performance.
●	Weather, Natural Events, and Public Health: Adverse weather conditions, natural disasters, or public health concerns may disrupt travel or temporarily impact operations.
●	Liquidity and Financing: The Company’s ability to fund operations and capital needs depends on adequate liquidity and access to financing.
●	Regulatory Requirements: The Company is subject to federal, state, and local regulations related to hotel operations, labor, licensing, and franchise standards.

Actual results could differ from management’s estimates, and the Company continues to monitor these risks and take actions intended to mitigate their potential impact.

Fair Value of Financial Instruments

The Company applies ASC 820, Fair Value Measurements, which defines fair value and establishes a three-level hierarchy based on the observability of inputs used in valuation:

●	Level 1 — Quoted prices in active markets for identical assets or liabilities.
●	Level 2 — Observable inputs other than quoted Level 1 prices.
●	Level 3 — Unobservable inputs requiring significant judgment.

12

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

The Company had no assets or liabilities measured at fair value on a recurring basis as of December 31, 2024 or 2023.

The Company’s financial instruments consist primarily of cash, accounts receivable, accounts payable, accrued liabilities, and debt obligations. These instruments are recorded at historical cost. The carrying amounts of these financial instruments approximate their fair values due to their short-term nature or because current borrowing rates and terms for similar instruments are readily available.

Nonrecurring fair value measurements use Level 3 inputs when required. No such fair value measurements were recorded during the years ended December 31, 2024 or 2023.

Cash and Cash Equivalents and Concentration of Credit Risk

For purposes of the statements of cash flows, the Company considers all highly liquid instruments with a maturity of three months or less at the purchase date and money market accounts to be cash equivalents.

At December 31, 2024 and 2023, respectively, the Company did not have any cash equivalents.

The Company is exposed to credit risk on its cash and cash equivalents in the event of default by the financial institutions to the extent account balances exceed the amount insured by the FDIC, which is $250,000.

At December 31, 2024 and 2023, respectively, the Company did not experience any losses on cash balances in excess of FDIC insured limits.

Accounts Receivable

The Company accounts for accounts receivable in accordance with ASC 310, Receivables. Accounts receivable are stated at their net realizable value, representing the amounts expected to be collected from customers.

Trade receivables primarily arise from the Company’s hotel operations and include:

●	Guest ledger receivables, representing charges incurred by in-house guests prior to settlement at check-out; and
●	City ledger receivables, representing amounts due from corporate accounts, groups, travel agencies, and other third-party billing arrangements.

The Company does not require collateral and does not accrue interest on past-due balances.

13

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Allowance for Expected Credit Losses

The Company evaluates the collectability of accounts receivable and records an allowance for expected credit losses in accordance with ASC 326, Financial Instruments—Credit Losses (CECL). The allowance is estimated using a provision-matrix approach that considers:

●	historical loss experience by receivable type,
●	customer aging and payment trends,
●	current economic conditions, and
●	reasonable and supportable forecasts.

Guest ledger balances generally have short settlement periods and historically low loss experience, while city ledger balances are evaluated based on aging, customer credit quality, and historical write-offs. Receivables with similar risk characteristics are evaluated collectively. Accounts deemed uncollectible are written off against the allowance when collection efforts are exhausted.

The allowance for expected credit losses was $0 as of both December 31, 2024 and 2023.

The following is a summary of the Company’s accounts receivable at December 31, 2024 and 2023:

	December 31, 2024	December 31, 2023

Accounts receivable	$78,907	$64,529
Less: allowance for credit losses	-	-
Accounts receivable - net	$78,907	$64,529

Bad Debt Expense

For the years ended December 31, 2024 and 2023, bad debt was $0:

Bad debt expense (recovery) is recorded as a component of general and administrative expenses in the accompanying statements of operations.

14

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Inventory

The Company accounts for inventory in accordance with ASC 330, Inventory. Inventory is stated at the lower of cost or net realizable value (“LCNRV”), using the first-in, first-out (FIFO) method. Inventory consists primarily of food and beverage items and retail/minibar products held for sale in the ordinary course of hotel operations.

Hotel operating supplies not held for sale—such as guest amenities, linens, and cleaning supplies—are expensed as incurred and are not included in inventory.

Inventory Valuation and Reserves

Management evaluates inventory at each reporting date to determine whether adjustments are required for slow-moving, obsolete, or impaired items. In assessing potential LCNRV adjustments, management considers:

●	aging and turnover trends;
●	expected future demand;
●	historical usage and spoilage of perishable items;
●	current pricing and market conditions; and
●	estimated net realizable value.

Any required adjustments are recorded within cost of revenues in the period identified.

The Company recorded no inventory write-downs or LCNRV adjustments during the periods presented.

At December 31, 2024 and 2023, inventory was as follows:

Classification	December 31, 2024	December 31, 2023
Food and beverage	35,112	26,121

Concentrations

The Company evaluates concentrations of risk in accordance with ASC 275, Risks and Uncertainties. A concentration exists when a single customer, supplier, geographic region, or other external factor represents a significant portion (generally over 10%) of revenues, receivables, or supply chain activity and could have a severe near-term impact on the Company’s financial condition or results of operations.

For all periods presented, the Company reviewed its customer base, supplier relationships, and geographic exposures and determined that no such concentrations exist that meet the threshold for disclosure.

15

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Property and Equipment

Property and equipment are recorded at cost, net of accumulated depreciation, in accordance with ASC 360, “Property, Plant, and Equipment.” Depreciation is calculated using the straight-line method over the estimated useful lives of the assets.

Repairs and maintenance expenditures that do not materially extend the useful life of an asset are expensed as incurred. Significant improvements or upgrades that increase the asset’s productivity, efficiency, or useful life are capitalized.

Property Improvement Plans (“PIPs”)

In connection with operating franchised hotel properties, the Company is periodically required under its franchise agreements to complete Property Improvement Plans (“PIPs”), which generally include renovations, replacements, and upgrades to guestrooms, public areas, building systems, and other components of the hotels.

PIP-related expenditures are evaluated under ASC 360 to determine whether they should be capitalized or expensed:

●	Capitalized PIP costs

PIP costs are capitalized when they represent betterments or improvements that:

● extend the useful life of the asset;

● increase the asset’s capacity or efficiency;

● materially upgrade the property to meet current brand standards; or

● replace major components of the hotel.

Capitalized PIP costs are recorded as part of buildings and improvements or FF&E and depreciated over their estimated useful lives.

●	Expensed as incurred

Routine repairs, maintenance, cosmetic refreshes, and other PIP activities that do not extend useful life or enhance the asset’s functionality are expensed as incurred.

The determination of whether a PIP expenditure should be capitalized or expensed requires judgment and is based on the nature of the work performed, the condition of the underlying assets, and the extent to which the PIP activity enhances or extends the property’s utility.

16

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Disposals

Upon disposal or sale of property and equipment, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in the statement of operations.

Impairment of Long-lived Assets

The Company evaluates the recoverability of long-lived assets, including identifiable intangible assets, in accordance with FASB ASC 360-10-35-15, Impairment or Disposal of Long-Lived Assets.

An impairment review is triggered when events or circumstances indicate that the carrying value of an asset group may not be recoverable. Factors considered include, but are not limited to:

●	Significant changes in expected performance compared to prior forecasts,
●	Changes in asset utilization, including discontinued or modified use,
●	Negative industry or economic trends that impact asset value, and
●	Strategic shifts in the Company’s business operations.

Impairment Assessment Process

When impairment indicators exist, the Company performs a recoverability test by comparing the undiscounted future cash flows expected to be generated from the use and ultimate disposition of the asset group to its carrying amount.

●	If the undiscounted cash flows exceed the carrying amount, no impairment is recognized.
●	If the undiscounted cash flows are less than the carrying amount, an impairment loss is recognized, measured as the excess of the carrying amount over the fair value of the asset.

Impairment Results

For the years ended December 31, 2024 and 2023, respectively, the Company did not record any impairment losses.

17

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Revenue Recognition

The Company recognizes revenue in accordance with ASC 606, Revenue from Contracts with Customers. Revenue is recognized when control of promised goods or services transfers to the customer in an amount that reflects the consideration expected to be received. The Company’s revenues are derived solely from hotel operations at RM, including room rentals, food and beverage sales, and ancillary guest services.

ASC 606 Five-Step Model

The Company applies the five-step revenue recognition model as follows:

1.	Identify the contract with a customer – Guest room bookings, restaurant transactions, and event arrangements constitute contracts with defined rights, obligations, and payment terms. Collection is considered probable at inception.
2.	Identify performance obligations –

○	Each night of room occupancy is a distinct performance obligation.
○	Each food and beverage sale represents a distinct performance obligation.
○	Event, banquet, and other services each represent separate performance obligations.

3.	Determine the transaction price – The transaction price consists primarily of fixed consideration stated in room rates, menu pricing, or event agreements. Taxes collected on behalf of governmental authorities are excluded from revenue.
4.	Allocate the transaction price – Contracts generally contain a single performance obligation; therefore, the full transaction price is allocated to that obligation.
5.	Recognize revenue when (or as) performance obligations are satisfied –

○	Room revenues are recognized over time on a daily basis as lodging services are provided.
○	Food and beverage revenues are recognized at a point in time when goods or services are delivered.
○	Event, banquet, and other ancillary revenues are recognized when the event occurs or the service is provided.
○	Advance deposits are recorded as contract liabilities until the related services are performed.

To provide further clarity on the nature, timing, and recognition of revenue, the Company’s revenue streams are discussed below:

Room Revenues

Room revenue is recognized at a point in time as lodging services are provided. Guests typically settle charges at checkout or via credit card upon completion of the stay. Advance deposits are recorded as deferred revenue until the stay occurs.

18

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Food and Beverage Revenues

Food, beverage, and catering revenues are recognized at the point in time the related goods or services are provided. Deposits received in advance for catered events are recorded as deferred revenue until the event takes place.

Ancillary Revenues

Revenues from meeting and event space rentals, retail/minibar sales, and other guest services are recognized at the point in time the services are rendered or the rental period elapses.

Contract Assets and Contract Liabilities

Given the short-term nature of guest transactions and timing of payment, contract assets are not significant. Contract liabilities consist of advance deposits for rooms or events.

The Company had no deferred revenue (contract liabilities) as of December 31, 2024 or 2023.

Principal vs. Agent Consideration

The Company acts as the principal in substantially all hospitality transactions because it controls the goods and services before transfer to customers, sets pricing, and is responsible for fulfillment. Accordingly, revenue is reported on a gross basis.

Taxes Collected from Customers

Sales, occupancy, and similar taxes collected from guests and remitted to governmental authorities are excluded from revenue.

19

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Summary of Compliance with ASC 606 and ASU Updates

Revenue Stream	Performance Obligation	Recognition Timing	Consideration Type

Hotel Operations	Provision of lodging and related guest services (rooms, food, beverage, and other ancillary services)	Point in time – revenue is recognized when the performance obligation is satisfied, typically upon guest occupancy (for rooms) or at the time goods/services are provided (for food, beverage, and ancillary services).	Fixed transaction price, generally settled at check-out. Prices exclude sales tax.

The following represents the Company’s disaggregation of revenues for the years ended December 31, 2024 and 2023:

	For the Years Ended December 31,
	2024		2023
	Revenue	% of Revenues	Revenue	% of Revenues
Hotel operations	4,194,494	100.00%	4,445,062	100.00%

Cost of Revenues

Cost of revenues for hotel operations consists of direct costs incurred to provide lodging, food and beverage, and related guest services. These costs are recognized in the same period as the related revenue.

Cost components primarily include:

●	Room Operations – Housekeeping, front office, maintenance, laundry, and utilities directly related to guest accommodations.

●	Food and Beverage – Cost of food, beverages, and related consumables used in restaurant, bar, and banquet operations.

●	Labor and Benefits – Wages, benefits, and payroll taxes for personnel directly involved in providing guest services.

●	Operating Supplies and Guest Amenities – Costs of linens, toiletries, and other consumables provided to guests.

●	Other Direct Costs – Contract services, credit card commissions, and minor operating equipment.

Depreciation of hotel buildings, furnishings, and equipment is not included in cost of sales and is presented separately as Depreciation and Amortization within operating expenses.

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VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Income Taxes

The Company is a limited liability company and is treated as a pass-through entity for federal and applicable state income tax purposes. As a result, taxable income or loss of the Company is reported by the members on their respective income tax returns, and no provision for federal or state income taxes is included in the accompanying financial statements. The Company may be subject to certain state-level taxes, franchise fees, or other non-income-based taxes, which are recorded as incurred.

ASC 740 – Uncertain Tax Positions

The Company applies the guidance in ASC 740 related to accounting for uncertain tax positions. A tax position is recognized only when it is more likely than not that the position will be sustained upon examination by the relevant taxing authority.

As of December 31, 2024 and 2023, the Company had no uncertain tax positions that required recognition or disclosure. The Company also incurred no interest or penalties related to uncertain tax positions during the periods presented.

Advertising Costs

Advertising and marketing costs are expensed as incurred and classified within operating expenses.

Under the Company’s Hilton Franchise License Agreement, the Company is required to pay ongoing marketing and advertising program fees, which are included as part of franchise fees and recorded within general and administrative expenses in the statements of operations.

Accordingly, advertising and marketing costs are not presented as a separate advertising expense line item.

The Company recognized separately presented advertising and marketing expenses for the years ended December 31, 2024 and 2023 of $75,850 and $69,731, respectively.

21

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Related Parties

The Company defines related parties in accordance with ASC 850, “Related Party Disclosures,” and SEC Regulation S-X, Rule 4-08(k). Related parties include entities and individuals that, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company.

Related parties include, but are not limited to:

●	Principal owners of the Company.
●	Members of management (including directors, executive officers, and key employees).
●	Immediate family members of principal owners and members of management.
●	Entities affiliated with principal owners or management through direct or indirect ownership.
●	Entities with which the Company has significant transactions, where one party has the ability to exercise control or significant influence over the management or operating policies of the other.

A party is considered related if it has the ability to control or significantly influence the management or operating policies of the Company in a manner that could prevent either party from fully pursuing its own separate economic interests.

The Company discloses all material related party transactions, including:

●	The nature of the relationship between the parties.
●	A description of the transaction(s), including terms and amounts involved.
●	Any amounts due to or from related parties as of the reporting date.
●	Any other elements necessary for a clear understanding of the transactions’ effects on the financial statements.

Related party disclosures are presented in accordance with ASC 850-10-50-1 through 50-6, which require disclosure of the nature, terms, and financial effects of material related party transactions. The Company also complies with SEC Regulation S-X, Rule 4-08(k), which requires disclosure of material related party balances and transactions, including their effect on the Company’s financial position and results of operations.

See Note 7 regarding member contributions and distributions.

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VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Recent Accounting Standards

Adopted Accounting Standards

The Company monitors FASB Accounting Standards Updates (“ASUs”) applicable to its financial reporting. During the periods presented, the Company adopted all ASUs that became effective and applicable to its operations. Adoption of these standards did not have a material impact on the Company’s financial statements.

Accounting Standards Issued but Not Yet Adopted

The FASB has issued ASUs that will become effective in future reporting periods. These updates primarily relate to enhanced disclosures for public business entities, including expanded disaggregation of expenses and certain income tax disclosures. Because the Company is a pass-through limited liability company and its operations are limited to hotel activities, the Company does not expect these standards to have a material effect on its financial statements when adopted.

Other Accounting Standards Updates

The FASB has issued other technical corrections and narrow-scope amendments across various accounting topics. These updates are not expected to have a material impact on the Company’s financial statements.

Note 3 – Property and Equipment

Property and equipment consisted of the following:

	December 31, 2024	December 31, 2023	Estimated Useful Lives (Years)
Building and improvements	10,204,529	10,111,241	7 - 31.5
Land	1,908,675	1,908,675	N/A
Accumulated depreciation	(7,754,370)	(7,568,570)
Total property and equipment - net	$4,358,834	$4,451,346

Depreciation expense for the years ended December 31, 2024 and 2023, was $185,800 and $173,981, respectively,

Depreciation is included within general and administrative expenses in the accompanying statements of operations.

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VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Note 4 – Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities consist of amounts owed to vendors and service providers for goods and services received but not yet paid as of the balance sheet date. These obligations are typically settled within the normal operating cycle.

Accrued liabilities include payroll and related benefits, professional fees, interest, and other routine operating accruals. The Company also records estimates for expenses incurred but not yet invoiced at period end.

Amounts due to related parties, if any, represent reimbursements or other costs incurred in the ordinary course of business.

Management believes that all accounts payable and accrued liabilities are current, and that the carrying amounts approximate fair value due to their short-term nature.

Accounts payable and accrued liabilities were as follows:

	December 31, 2024	December 31, 2023
Accounts payable and accrued liabilities	$1,549,716	$1,468,718

Note 5 – Mortgage Note Payable

The following represents a summary of the Company’s Mortgage Note Payable at December 31, 2024 and 2023:

	Issue Date	Maturity Date	Interest Rate	Default Interest Rate	Collateral	Related Party
Loan #1	June 6, 2022	June 6, 2029	5.00%	0.00%	Building	No

Mortgage Note Payable

The following represents a summary of the Company’s mortgage note payable at December 31, 2024 and 2023:

Property Name	Holiday Inn Victorville
Date of Note	June 6, 2022
Maturity Date of Note	June 6, 2029
Interest Rate	5.00%*
In-Default	$-
Collateral	Property

December 31, 2022	$10,090,474
Repayments	(201,016)
December 31, 2023	9,889,458
Less: short term	242,437
Long term	$9,647,021

December 31, 2023	$9,889,458
Repayments	(242,437)
December 31, 2024	9,647,021
Less: short term	327,994
Long term	$9,319,027

* The interest rate is fixed at 5% for the period from June 2022 – June 2025. Subsequently, the interest rate is variable, equal to the Wall Steet Journal prime rate plus 0.25%.

See Note 8.

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VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Debt Maturities

The following represents future maturities of the Company’s various debt arrangements as follows:

Mortgage
For the Year Ended December 31,	Notes Payable

2025	$327,994
2026	437,887
2027	460,289
2028	482,642
2029	7,938,209
Total	$9,647,021

Note 6 – Commitments and Contingencies

Contingencies – Legal Matters

The Company is subject to litigation claims arising in the ordinary course of business. The Company records litigation accruals for legal matters which are both probable and estimable and for related legal costs as incurred. The Company does not reduce these liabilities for potential insurance or third-party recoveries.

As of December 31, 2024 and 2023, the Company is not aware of any litigation, pending litigation, or other transactions that require accrual or disclosure.

Note 7 –Members’ Deficit

The Company is a limited liability company. As such, equity interests are reflected as members’ capital (deficit) rather than common stock. Profit and loss allocations, contributions, distributions, and voting rights are governed by the Company’s operating agreement.

Members’ Capital Activity

Changes in members’ capital for the years ended December 31, 2024 and 2023 consisted of member contributions, member distributions, and the Company’s net income (loss) for each period.

The Company had contributions of $4,125,266 and $2,217,339 for the years ended December 31, 2024 and 2023, respectively.

The Company had distributions of $3,025,186 and $2,130,579 for the years ended December 31, 2024 and 2023, respectively.

The Company had a members’ deficit as of December 31, 2024 and 2023 due to accumulated operating losses and historical distributions exceeding contributions.

Note 8 – Subsequent Events

Subsequent to December 31, 2024, the Company had the following transactions:

Mortgage Note Payable

Subsequent to December 31, 2024, and through the date the Company was acquired by Nightfood Holdings, Inc., on August 27, 2025, the Company made all of its scheduled principal and interest payments totaling $513,976 on its mortgage note payable. These payments were made in accordance with the loan’s amortization schedule, and the Company remained current on the obligation through the acquisition date.

See Note 5 for additional information on the mortgage note payable.

25